SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                          May 23, 2003 (May 20, 2003)
               Date of Report (Date of Earliest Event Reported)


                           ANTHRACITE CAPITAL, INC.
              (Exact name of Registrant as Specified in Charter)


        Maryland                    001-13937                13-397-8906
----------------------------     ----------------        --------------------
(State or Other Jurisdiction     (Commission             (IRS Employer
of Incorporation)                File Number)            Identification No.)


            40 East 52nd Street                               10022
------------------------------------------           ------------------------
(Address of Principal Executive Offices)                    (Zip Code)


      Registrant's telephone number, including area code: (212) 409-3333


                                      N/A
------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



Item 5.  Other Events

         On May 20, 2003, Anthracite Capital, Inc. (the "Company") issued a press release announcing a cash dividend of $0.35 per share of common stock of the Company for the quarter ending June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

         On May 21, 2003, the Company announced the terms of a public offering of $50 million of Series C Cumulative Redeemable Preferred Stock (the "Series C Preferred Stock"). A registration statement relating to this offering has been filed with the Securities and Exchange Commission and has become effective. Bear, Stearns & Co. Inc. acted as lead manager of the offering with Friedman, Billings, Ramsey & Co. Inc., Stifel, Nicolaus & Company, Incorporated, Advest, Inc., BB&T Capital Markets and Jefferies & Company, Inc. as co-managers (together, the "Underwriters"). The Underwriters will also have a thirty day option to purchase up to an additional 300,000 shares of Series C Preferred Stock to cover over-allotments, if any. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference in its entirety.

         On May 22, 2003, the Underwriters exercised their option to purchase 300,000 additional shares of Series C Preferred Stock.

         In addition, on May 20, 2003, David M. Applegate resigned from the Board of Directors of the Company. Mr. Applegate joined the Board as part of the merger between the Company and CORE Cap, Inc. Mr. Applegate feels that his responsibilites to the Company's stockholders have been met.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

      99.1      Press Release issued by Anthracite Capital, Inc., dated
                May 20, 2003.

      99.2      Press Release issued by Anthracite Capital, Inc., dated
                May 21, 2003.


                                  Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ANTHRACITE CAPITAL, INC.


                                              By: /s/ Robert L. Friedberg
                                                  __________________________
                                                  Name:  Robert L. Friedberg
                                                  Title: Vice President and
                                                         Secretary

                                                           Dated: May 23, 2003

                           ANTHRACITE CAPITAL, INC.
                          CURRENT REPORT ON FORM 8-K
                   Report Dated May 23, 2003 (May 20, 2003)



                                 EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------

99.1      Press Release issued by Anthracite Capital, Inc., dated May 20, 2003.

99.2      Press Release issued by Anthracite Capital, Inc., dated May 21, 2003.

                                                                  Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:   Richard Shea                   or      Robert Friedberg
           COO and CFO                            Vice-President and Controller
           Anthracite Capital, Inc.               Anthracite Capital, Inc.
           Tel: (212) 754-5579                    Tel: (212) 409-3333



         ANTHRACITE CAPITAL ANNOUNCES CASH DIVIDEND OF $0.35 PER SHARE


NEW YORK, NY, May 20, 2003 - Anthracite Capital, Inc. (Anthracite) (NYSE: AHR) announced today that its Board of Directors declared a second quarter 2003 cash dividend of $0.35 per share of common stock. The cash dividend will be payable on July 31, 2003 to shareholders of record on June 30, 2003. The annualized dividend yield is 12.16% based upon the $11.51 closing price of Anthracite's common stock on May 19, 2003.

Shareholder Information. Anthracite has a dividend reinvestment plan that provides current owners of its common stock with a simple economical and convenient method of increasing their investment. Even if you are not a current owner of Anthracite common stock, the Company's transfer agent can issue registered stock directly to you without commission or markup. This transaction can be done regardless of whether or not shares are held in street name. To take advantage of this program stockholders must submit a signed authorization form to the Company's Transfer Agent. A printable version of the form is available on the Company's website or you can call or email the Company to obtain the authorization form and instructions. The Company's website address is www.anthracitecapital.com. The Company is currently offering a 2% discount to the trailing 12 business days' average, provided the stock price remains above threshold levels established by the Company at the time.

About Anthracite. Anthracite Capital, Inc. is a specialty finance company focused on investments in high yield real estate loans and related securities. Anthracite is externally managed by BlackRock Financial Management, Inc., which is a subsidiary of BlackRock, Inc. (NYSE:BLK), one of the largest publicly traded investment management firms in the United States with over $273 billion in global assets under management as of March 31, 2003. BlackRock is a member of The PNC Financial Services Group, Inc. (NYSE:PNC), a diversified financial services organization. Through its affiliates, PNC originates commercial, multifamily and residential real estate loans, and services $75 billion in commercial mortgage loans for third parties through its Midland Loan Services, Inc. subsidiary as of March 31, 2003.

Forward Looking Statements. This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as "trend," "opportunity," "pipeline," "believe," "comfortable," "expect," "current," "intention," "estimate," "position," "assume," "potential," "outlook," "continue," "remain," "maintain," "sustain," "seek," "achieve," and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "may" or similar expressions. Anthracite cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and Anthracite assumes no duty to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

In addition to factors previously disclosed in Anthracite's Securities and Exchange Commission (the "SEC") reports and those identified elsewhere in this press release, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in the value of Anthracite's assets; (3) the performance and operations of Anthracite's manager; (4) the impact of increased competition; (5) the impact of capital improvement projects; (6) the impact of future acquisitions; (7) the unfavorable resolution of legal proceedings; (8) the extent and timing of any share repurchases; (9) the impact, extent and timing of technological changes and the adequacy of intellectual property protection; (10) the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to Anthracite, BlackRock or PNC; (11) terrorist activities, which may adversely affect the general economy, real estate, financial and capital markets, specific industries, and Anthracite and BlackRock; and (12) the ability of Anthracite's manager to attract and retain highly talented professionals.

Anthracite's Annual Report on Form 10-K for the year ended December 31, 2002 and Anthracite's subsequent reports filed with the Securities and Exchange Commission, accessible on the SEC's website at http://www.sec.gov, identify additional factors that can affect forward-looking statements.

To learn more about Anthracite Capital, Inc., visit our website at www.anthracitecapital.com

                                      ##

                                                                  Exhibit 99.2

FOR IMMEDIATE RELEASE

Contact:   Richard Shea                   or      Robert Friedberg
           COO and CFO                            Vice-President and Controller
           Anthracite Capital, Inc.               Anthracite Capital, Inc.
           Tel: (212) 754-5579                    Tel: (212) 409-3333



       ANTHRACITE CAPITAL ANNOUNCES PRICING OF PREFERRED STOCK OFFERING


NEW YORK, NY, May 21, 2003 - Anthracite Capital, Inc. (Anthracite or the Company) (NYSE: AHR) priced an offering of $50 million of Series C Cumulative Redeemable Preferred Stock. The securities have a $25 liquidation preference per share and will pay a dividend of 9.375% per annum. Bear, Stearns & Co. acted as lead manager of the offering with Friedman Billings Ramsey, Stifel, Nicolaus & Company, Advest, Inc., BB&T Capital Markets and Jefferies & Company, Inc. as co-managers. Anthracite also granted the underwriters an option to purchase up to an additional 300,000 shares of Series C Preferred Stock to cover over-allotments, if any.

Anthracite has applied to list the shares of Series C Preferred Stock on the New York Stock Exchange under the symbol "AHR PrC", subject to official notice of issuance. Anthracite expects that trading will commence within 30 days after the initial delivery of the shares. The offering is expected to close on May 29, 2003. The Company plans to use the proceeds to invest in commercial real estate assets to lock in attractive spreads that will accrete common earnings per share.

Richard Shea, CFO of the Company stated, "This transaction is a continuation of our strategy to lock in funding for our commercial real estate portfolio. Taking advantage of low rates to lock in permanent capital will further strengthen the Company and provide greater stability for the current dividend."

A registration statement relating to these securities was declared effective by the Securities and Exchange Commission. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Anthracite. Anthracite Capital, Inc. is a specialty finance company focused on investments in high yield real estate loans and related securities. Anthracite is externally managed by BlackRock Financial Management, Inc., which is a subsidiary of BlackRock, Inc. (NYSE:BLK), one of the largest publicly traded investment management firms in the United States with over $273 billion in global assets under management as of March 31, 2003. BlackRock is a member of The PNC Financial Services Group, Inc. (NYSE:PNC), a diversified financial services organization. Through its affiliates, PNC originates commercial, multifamily and residential real estate loans, and services $75 billion in commercial mortgage loans for third parties through its Midland Loan Services, Inc. subsidiary as of March 31, 2003.

Forward Looking Statements. This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as "trend," "opportunity," "pipeline," "believe," "comfortable," "expect," "current," "intention," "estimate," "position," "assume," "potential," "outlook," "continue," "remain," "maintain," "sustain," "seek," "achieve," and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "may" or similar expressions. Anthracite cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and Anthracite assumes no duty to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

In addition to factors previously disclosed in Anthracite's Securities and Exchange Commission (the "SEC") reports and those identified elsewhere in this press release, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in the value of Anthracite's assets; (3) the performance and operations of Anthracite's manager; (4) the impact of increased competition; (5) the impact of capital improvement projects; (6) the impact of future acquisitions; (7) the unfavorable resolution of legal proceedings; (8) the extent and timing of any share repurchases; (9) the impact, extent and timing of technological changes and the adequacy of intellectual property protection; (10) the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to Anthracite, BlackRock or PNC; (11) terrorist activities, which may adversely affect the general economy, real estate, financial and capital markets, specific industries, and Anthracite and BlackRock; and (12) the ability of Anthracite's manager to attract and retain highly talented professionals.

Anthracite's Annual Report on Form 10-K for the year ended December 31, 2002 and Anthracite's subsequent reports filed with the Securities and Exchange Commission, accessible on the SEC's website at http://www.sec.gov, identify additional factors that can affect forward-looking statements.

To learn more about Anthracite Capital, Inc., visit our website at www.anthracitecapital.com

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